                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               June 28, 2000
                       (Date of earliest event reported)

                          Peerless Systems Corporation
             (Exact name of Registrant as specified in its charter)

        Delaware               000-21287                       95-3732595
(State of incorporation    (Commission File No.)     (IRS Employer Identification No.)
   or organization)

                             2381 Rosecrans Avenue
                                 El Segundo, CA
                    (Address of principal executive offices)


                                     90245
                                   (zip code)


                                 (310) 536-0908
              (Registrant's telephone number, including area code)



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Item 5.   Other Events

     As of June 23, 2000 Margaret Turner resigned her position as Vice President of Engineering for Peerless Systems' El Segundo operations. On June 25, 2000, Howard Nellor, interim Chief Executive Officer, announced he will be assuming the role of Vice President of Engineering on an interim basis.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              PEERLESS SYSTEMS CORPORATION


                               By:     /s/ Carolyn M. Maduza
                               Name:   Carolyn M. Maduza
                               Title:  Chief Financial Officer


Date:  June 28, 2000

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